UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2013

Old Line Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-50345	20-0154352
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation

1525 Pointer Ridge Place
	Bowie, Maryland	20716
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 301-430-2500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 7-Regulation FD

Item 7.01 Regulation FD Disclosure

On November 20, 2013, the Board of Directors of Old Line Bancshares, Inc. declared a dividend payment of $0.04 per common share to stockholders of record on December 13, 2013 with a payment date of December 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: November 21, 2013	By: /s/Mark A. Semanie
Mark A. Semanie, Executive Vice President, Chief Operating
Officer and Acting Chief Financial Officer